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                                                                    EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (the "Agreement") is made and entered into this 2nd day of February, 2006, between Red Lion Hotels Corporation, a Washington corporation (the "Company") and Dunson Ridpath Hotel Associates Limited Partnership, a Washington limited partnership ("Dunson").

      Dunson currently holds 135,344 partnership units (the "OP Units") of Red Lion Hotels Limited Partnership, a Delaware limited partnership (the "Partnership"). On January 19, 2006, Dunson exercised its redemption right under the Agreement of Limited Partnership of the Partnership (the "Partnership Agreement") for the redemption of the OP Units. The Company, as general partner of the Partnership, has exercised its right under the Partnership Agreement to acquire all of the OP Units from Dunson in exchange for 135,344 shares of common stock of the Company (the "Registrable Securities"). On February 2, 2006, the Company issued 135,344 shares of Common stock of the Company to Dunson in exchange for the OP Units. In connection with such exchange, the Company agrees with Dunson for the benefit of Holders (as defined herein) from time to time of the Registrable Securities as follows:

      1. Definitions.

      As used in this Agreement, the following defined terms shall have the following meanings:

      "Additional Securities" has the meaning assigned thereto in the last paragraph of Section 3.

      "Applicable Percentage" shall mean (a) if no Additional Securities are included in the Shelf Registration Statement, 100%, or (b) if Additional Securities are included in the Shelf Registration Statement, the quotient (expressed as a percentage) derived by dividing the number of Registrable Securities by the total number of Registrable Securities and Additional Securities.

      "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

      "Common Stock" means the Company's common stock, par value $.01 per share.

      "Effectiveness Period" has the meaning assigned thereto in Section 2(b) hereof.

      "Effective Time" means the time at which the Commission declares the Shelf Registration Statement effective or at which the Shelf Registration Statement otherwise becomes effective.

      "Electing Holder" has the meaning assigned thereto in Section 3(a) hereof.

      "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

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      "Holder" means Dunson and any partner of Dunson who receives from Dunson a pro rata distribution of Registrable Securities, thereby becoming the record owner of Registrable Securities.

      The term "person" means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

      "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

      "Questionnaire" means the Selling Shareholder Questionnaire substantially in the form of Appendix A hereto.

      "Rules and Regulations" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

      "Securities Act" means the United States Securities Act of 1933, as amended.

      "Shelf Registration Statement" means a "shelf" registration statement on Form S-3 filed under the Securities Act providing for the registration of the Registrable Securities, and the sale thereof on a continuous or delayed basis by the Electing Holders of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

      2. Shelf Registration.

            (a) The Company shall, no later than 30 calendar days following the date of filing by the Company of its 2005 Form 10-K, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Electing Holders from time to time in accordance with the methods of distribution elected by such Electing Holders and set forth in such Shelf Registration Statement and, thereafter, shall use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act no later than 60 calendar days following the date of such filing; provided, however, that the Company may, upon written notice to all Electing Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 90 days if the Board of Directors of the Company shall have determined in good faith that, because of valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments and similar events, it is in the best interests of the Company to postpone having the Shelf Registration Statement declared effective.

            (b) The Company shall, subject to Section 2(c), use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by the Electing Holders until the earlier of (1) the sale of all Registrable Securities registered under the Shelf Registration Statement; and (2) February 1, 2007 (such period being referred to herein as the "Effectiveness Period").

            The Company shall be deemed not to have used commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in the Electing Holders not being able to offer and sell any Registrable Securities registered under the Shelf Registration Statement during that period, unless such action is (A) required by applicable law and the Company thereafter promptly complies with the requirements of Section 3(j) below, (B) permitted pursuant to Section 2(c) or 2(d) below, or (C) the result of the Company's inability for any reason to timely file reports under the Exchange Act.

            (c) The Company may suspend the use of the Prospectus for a period not to exceed an aggregate of 120 days during the Effectiveness Period if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Electing Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

            (d) Notwithstanding the foregoing, the Company shall not be obligated to effect a registration pursuant to this Section 2 or maintain the effectiveness of a Shelf Registration Statement if Form S-3 is not available for use by the Company for any reason.

      3. Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:

            (a) Each Holder of Registrable Securities wishing to be named as a selling shareholder in the Shelf Registration Statement shall return a completed and signed Questionnaire to the Company by March 15, 2006. No Holder shall be entitled to be named as a selling shareholder in the Shelf Registration Statement, and no Holder shall be entitled to use the Prospectus forming a part thereof for offers and resales of Registrable Securities at any time, unless such Holder has returned a duly completed and signed Questionnaire to the Company by such deadline. The term "Electing Holder" shall mean any Holder of Registrable Securities that has returned a duly completed and signed Questionnaire to the Company in accordance with this Section 3(a).

            (b) The Company shall use commercially reasonable efforts to reflect in the Shelf Registration Statement and each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, at the Effective Time or when so filed with the Commission, as the case may be, such comments as the Electing Holders or their respective counsel reasonably may propose prior to the Effective Time or the time of filing such amendment or supplement, as the case may be.

            (c) The Company shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming a part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be required to take such action in respect of the Shelf Registration Statement or any amendment thereto or of the Prospectus or any amendment or supplement to the Prospectus if the Board of Directors of the Company has made a determination pursuant to Section 2(c) for so long as the suspension pursuant to
Section 2(c) is continuing.

            (d) The Company shall promptly advise each Electing Holder, and shall confirm such advice in writing if so requested such Electing Holder:

                  (i) when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission after the Effective Time for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

                  (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                  (v) of the happening of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not

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

misleading (which advice shall be accompanied by an instruction to the Electing Holder to suspend the use of the Prospectus until the requisite changes have been made).

            (e) The Company shall use commercially reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

            (f) The Company shall furnish to each Electing Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and if such Electing Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

            (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the periods specified in Section 2(c) above and during the continuance of any event described in Section 3(d)(v) above) to the use of the Prospectus and any amendment or supplement thereto by such Electing Holder in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

            (h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall (i) register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as such Electing Holders may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holders to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and
(iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

            (i) The Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

            (j) Upon the occurrence of any fact or event contemplated by Section 3(d)(v) above, the Company shall promptly prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be required to file such amendment, supplement or document if the Board of Directors of the Company has made a determination pursuant to Section 2(c) for so long as the suspension pursuant to Section 2(c) is continuing. If the Company notifies the Electing Holders of the occurrence of any fact or event contemplated by Section 3(d)(v) above and suspends use of the Prospectus pursuant to Section 2(c), the Electing Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

            (k) The Company shall use commercially reasonable efforts to comply with all applicable Rules and Regulations, and to make generally available to its shareholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

            (l) The Company shall use commercially reasonable efforts to take all other steps necessary to effect the registration and facilitate the offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

            (m) The Electing Holders hereby severally acknowledge their obligation to comply, and each agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

      The Company may include in the Registration Statement any other shares of Common Stock ("Additional Securities") issued by the Company in exchange for partnership units of the Partnership. Except as described in the foregoing sentence, the Company shall not permit any other securities other than Registrable Securities to be included in the Shelf Registration Statement.

      4. Registration Expenses. Dunson shall bear its Applicable Percentage of all fees and expenses incurred by the Company in connection with the registration pursuant to Section 2, including, but not limited to, registration fees, printing and filing fees, legal fees and accounting fees. Additionally, each Electing Holder shall pay its Applicable Percentage of all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of the Registrable Securities pursuant to the Shelf Registration Statement.

      Upon execution of this Agreement, Dunson shall pay to the Company $20,000 as an initial payment of Dunson's Applicable Percentage of the fees and expenses of the registration

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pursuant to Section 2. Additionally, upon submission of an invoice to Dunson regarding its Applicable Percentage of additional fees and expenses in connection with the registration (beyond the initial $20,000 payment), which invoices shall include reasonable documentation supporting such fees or expenses, Dunson shall pay such amounts due to the Company within 15 days after receipt of invoice.

      5. Indemnification and Contribution.

            (a) Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls each Electing Holder or any such underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein.

            (b) Indemnification by the Electing Holders and any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any such Electing Holder's Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign such Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or any Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue

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statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder or any such underwriter, selling agent or other securities professional expressly for use therein, and (ii) reimburse the Company, its directors, officers who sign such Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred.

            (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this
Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

            (d) Contribution. If the indemnification provided for in this
Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it

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would not be just and equitable if contribution pursuant to this Section 5(d)
were determined by any method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

            (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of the Registrable Securities pursuant to the Shelf Registration Statement and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

            (f) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company, its directors, officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

      6. Dunson Representations.

            (a) Availability of Information. The Company has made available to Dunson, or to Dunson's attorney, accountant or representative, all documents that Dunson has requested, and Dunson has requested all documents and other information that Dunson has deemed necessary to consider respecting the transactions contemplated by this Agreement and the Partnership Agreement. Dunson has carefully considered and has, to the extent Dunson believes necessary, discussed with Dunson's professional legal, tax and financial advisers (if any) the suitability of holding the Registrable Securities for Dunson's particular tax and financial situation.

            (b) Shares Restricted. Dunson knows that the Registrable Securities have not been registered under the Securities Act or any state securities laws or under the securities laws of any foreign jurisdiction, and that the Registrable Securities are characterized under the Securities Act as "restricted securities" and, therefore, cannot be sold or transferred unless they are subsequently registered under the Securities Act or an exemption from such registration is available. In this connection, Dunson represents that Dunson is familiar with, or has been advised by its counsel regarding, the applicable limitations upon resale and transfer of the Registrable Securities.

            (c) Exemption Reliance; Purchase for Investment. Dunson understands that the Registrable Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon Dunson's investment intention. In this connection, Dunson hereby represents that Dunson is acquiring the Registrable Securities for Dunson's own account for investment and not with a view toward the resale or distribution of such Registrable Securities to others. Dunson was not formed for the purpose of acquiring the Registrable Securities.

            (d) Legends on Certificates. Upon issuance, Dunson consents to the placement of a legend on any certificate or other document evidencing the Registrable Securities that such shares have not been registered under the Securities Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.

            (e) Sophistication. Dunson, either alone or with the assistance of one or more professional advisors, is a sophisticated investor, is able to fend for itself in the transactions contemplated by this Agreement and the Partnership Agreement, and has such knowledge and experience in financial and business matters that Dunson is capable of evaluating the merits and risks of holding the Registrable Securities.

            (f) Investment in Not Readily Marketable Shares Not
Disproportionate. Dunson's overall commitment to investments that are not readily marketable is not disproportionate to Dunson's net worth. The issuance of the Registrable Securities to Dunson will not cause such overall commitment to become excessive.

      7. Miscellaneous.

            (a) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Electing Holders may be irreparably harmed by any such failure, and accordingly agree that the Electing Holders, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

            (b) Amendments and Waivers. This Agreement, including this Section 7(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the holders of a majority of the Registrable Securities.

            (c) Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, facsimile or hand delivery:

            if to the Company, to:

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

            Red Lion Hotels Corporation
            201 West North River Drive, Suite 100
            Spokane, Washington 99201
            Attn: General Counsel
            Fax: 509-325-7324

            if to Dunson, to:

            Dunson Ridpath Hotel Associates Limited
            c/o Gordon Sondland
            420 NW 11th Avenue, Suite 822,
            Portland, Oregon 97209
            Fax: 503-217-6750.

            with a copy to:

            Timothy M. Parks
            Ball Janik LLP
            101 SW Main St., Suite 1100
            Portland, OR  97204
            Fax: 503-295-1058

            if to an Electing Holder, to the address set forth on such Electing Holder's Quesionnaire.

            (d) Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto.

            (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington without regard to the principles of conflict of laws thereof.

            (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

            (i) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Electing Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Electing Holder.

            (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                             Signature Page Follows

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                      RED LION HOTELS CORPORATION

                                      By: /s/ Arthur Coffey
                                          ------------------------------------
                                          Arthur Coffey,
                                          President and Chief Executive Officer

                                      DUNSON RIDPATH HOTEL ASSOCIATES
                                      LIMITED PARTNERSHIP

                                      By: Spokane Hotel, Inc., General Partner

                                      By: /s/ Gordon Sondland
                                          ------------------------------------
                                          Gordon Sondland, President

                                   Appendix A

                           RED LION HOTELS CORPORATION
                            201 W. North River Drive
                                Spokane, WA 99201

                                February 2, 2006

                        SELLING SHAREHOLDER QUESTIONNAIRE

      Red Lion Hotels Corporation (the "Company") intends to file with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the United States Securities Act of 1933, as amended (the "Securities Act"), of 135,344 shares of the Company's Common Stock issued to Dunson Ridpath Hotel Associates Limited Partnership ("Dunson") on February 2, 2006 (the "Registrable Securities"), in accordance with the Registration Rights Agreement, dated as of February 2, 2006 (the "Registration Rights Agreement"), between Dunson and the Company. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

      In order to have Registrable Securities included in the Shelf Registration Statement (or a supplement or amendment thereto), this Selling Shareholder Questionnaire ("Questionnaire") must be completed, executed and delivered to the Company at the address set forth herein for receipt ON OR BEFORE MARCH 15, 2006. Holders of Registrable Securities who do not complete, execute and return this Questionnaire by such date (i) will not be named as selling shareholder in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

      Certain legal consequences arise from being named as a selling shareholder in the Shelf Registration Statement and related Prospectus. Accordingly, Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Shelf Registration Statement and related Prospectus.

      The undersigned holder (the "Selling Shareholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities. The undersigned, by signing and returning this Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Questionnaire and the Registration Rights Agreement.

      Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Shareholder will be required to deliver to the Company the Notice of Transfer (completed and signed) set forth in Exhibit 1 to this Questionnaire.

      The Selling Shareholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)   Full Legal Name of Selling Shareholder:

(2)   Address for Notices to Selling Shareholder:

      ____________________________________________
      ____________________________________________
      ____________________________________________

      Telephone:
      Fax:
      Contact Person:

(3)   Beneficial Ownership of Securities:

Except as set forth below in this Item 3, the undersigned Selling Stockholder does not beneficially own any Common Stock of the Company:

      (a) Number of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:

      (b) Number of Registrable Securities that the undersigned wishes to be included in the Shelf Registration Statement:

      (c) Beneficial Ownership of Other Securities of the Company:

      Except as set forth below in this Item 3(c), the undersigned Selling Shareholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company, other than the Registrable Securities.

      State any exceptions here:

(4)   Relationships with the Company:

      Except as set forth below, neither the Selling Shareholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

      State any exceptions here:

(5)   Plan of Distribution:

      Except as set forth below, the undersigned Selling Shareholder intends to distribute the Registrable Securities only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Shareholder or, alternatively, through one or more underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale; or in the over-the-counter market; or (ii) in transactions otherwise than on these exchanges or systems or in the over-the-counter market.

      State any exceptions here:

      Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

      By signing below, the Selling Shareholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

      By signing below, the Selling Shareholder consents to the disclosure of
(a) the name and address of, and the number of shares of Common Stock held by, the Selling Shareholder, and (b) the information contained herein in its answers to Items (1) through (5) above, and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Shareholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

      The Selling Shareholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, facsimile or hand delivery:

            To the Company:

            Red Lion Hotels Corporation
            201 West North River Drive, Suite 100
            Spokane, Washington 99201
            Attn:  General Counsel
            Fax:  509-325-7324

      Once this Questionnaire is executed by the Selling Shareholder and received by the Company, the terms of this Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the

Selling Shareholder. This Agreement shall be governed in all respects by the laws of the State of Washington.

      IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ___________ , 2006

                             SELLING SHAREHOLDER:
                             __________________________________________________

                             (Print/type full legal name of beneficial owner of
                                            Registrable Securities)

                             By: ______________________________________________
                                         (Authorized Signature)

                             Title:____________________________________________

     PLEASE RETURN THE COMPLETED AND EXECUTED QUESTIONNAIRE FOR RECEIPT ON
                 OR BEFORE MARCH 15, 2006 TO THE COMPANY AT:

                           Red Lion Hotels Corporation
                      201 West North River Drive, Suite 100
                            Spokane, Washington 99201
                              Attn: General Counsel
                                Fax: 509-325-7324

                                    Exhibit 1
                                  to Appendix A

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Red Lion Hotels Corporation
201 W. North River Drive
Spokane, Washington  99201
Attention:  General Counsel

Dear Sir:

            Please be advised that _______________________ has transferred _____________ shares of the Company's common stock pursuant to an effective Registration Statement on Form S-3 (File No. 333-____) filed by the Company.

            We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the common stock is named as a selling shareholder in the Prospectus dated ____________, or in amendments or supplements thereto, and that the shares of common stock transferred are [a portion of] [all of] the shares of common stock listed in such Prospectus as amended or supplemented opposite such owner's name.

Dated:

                                Very truly yours,

                                Name: ______________________________________

                                By: ________________________________________
                                             (Authorized Signature)